Clough Global Equity Fund (NYSE MKT: GLQ)	PRESS RELEASE
1290 Broadway, Suite 1100	July 8, 2019
Denver, CO 80203
Contact: Fund Services Group at 877-256-8445

Clough Global Equity Fund Announces Record Date For Rights Offering

Denver, Colorado — The Board of Trustees of Clough Global Equity Fund (the “Fund”) has authorized and set the terms of an offering to the Fund’s shareholders of rights to purchase additional common shares of the Fund.

The Fund is issuing transferable subscription rights (“Rights”) to its common shareholders of record as of July 18, 2019 (the “Record Date” and such shareholders, “Record Date Shareholders”) who will be allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record Date Shareholders will receive one Right for each common share held on the Record Date. For every five Rights held, a holder of Rights may buy one new common share of the Fund. Record Date Shareholders who exercise their Rights will not be entitled to distributions payable during July 2019 and August 2019 on shares issued in connection with the Rights Offering.

Record Date Shareholders who fully exercise all Rights initially issued to them in the Primary Subscription may be entitled to subscribe for additional common shares that are not purchased by other Record Date Shareholders.

The subscription price per common share will be determined based upon a formula equal to 85% of the reported net asset value or 95% of the market price per common share, whichever is higher on the Expiration Date (as defined below). Market price per common share will be determined based on the average of the last reported sales prices of a common share on the NYSE American for the five trading days preceding the Expiration Date (not including sales price on the Expiration Date).

The rights offering is subject to the effectiveness of the Fund’s Registration Statement currently on file with the Securities and Exchange Commission (“SEC”) and will be made only by means of a prospectus. The Fund anticipates that the offering will commence on or about July 24, 2019 and expire on or about August 23, 2019 (the “Expiration Date”), unless the offer is extended.

A Registration Statement relating to the securities has not been made effective by the SEC as of the date of this release. These securities may not be sold nor may offers to purchase be accepted prior to the time the Registration Statement becomes effective with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

The Clough Global Equity Fund

The Fund is a closed-end fund utilizing Clough Capital’s research-driven, thematic process, with an investment objective of providing a high level of total return. Having a global, flexible mandate, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in equity and equity-related securities in both U.S. and non-U.S. markets, and the remainder in fixed income securities, including corporate and sovereign debt, in both U.S. and non-U.S. markets. The Fund’s portfolio managers are Chuck Clough and Rob Zdunczyk. As of May 31st, 2019 the Fund had approximately $265.8 million in total assets. More information, including the Fund’s dividend reinvestment plan, can be found at www.cloughglobal.com or call 877-256-8445.

Clough Capital Partners L.P.

Clough Capital, a Boston-based investment advisory firm which manages approximately $1.8 billion in assets as of May 31st, 2019, serves as investment adviser to the Fund.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semi-annual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

The Clough Global Equity Fund is a closed-end fund and closed-end funds do not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market's value.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

ALPS Portfolio Solutions Distributor, Inc, FINRA Member Firm.

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